SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): June 21, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated June 21, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date June 21, 1999.
Principal		Interest		Ending Balance
Cede & Co.	$16,906,058.90	$3,212,841.05	$ 667,648,100.16

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated June 21, 1999

Statement to Certificateholders (Page 1 of 2)

Distribution Date:		5/20/99 	6/21/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(per $1000 original principal amount)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	3.565475 	3.779813
	Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)	1	1
	Investors Certificate Principal Distributed	21.019807 	19.889481
	  Principal Distribution Amount	20.638210 	19.731355
	     Maximum Principal Payment	42.341356 	36.508660
	     Alternative Principal Payment	20.638210 	19.731355
	     Principal Collections less Additional Balances	20.638210 	19.731355
	  Investor Loss Amount Distributed to Investors	0.329178 	0.108527
	  Accelerated Principal Distribution Amount	0.052418 	0.049600
	  Credit Enhancement Draw Amount	0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)	24.585282 	23.669294

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance	"702,420,995.00 "	"684,554,159.06 "
	Ending Investor Certificate Balance	"684,554,159.06 "	"667,648,100.16 "
	Beginning Invested Amount	"711,267,825.44 "	"693,445,545.20 "
	Ending Invested Amount	"693,445,545.20 "	"676,581,646.04 "
	Investor Certificateholder Floating Allocation Percentage	97.6208% 	97.5621%
	Pool Factor	0.8053578 	0.7854684
	Liquidation Loss Amount for Liquidated Loans	"286,620.87 "	"94,552.92 "
	Unreimbursed Liquidation Loss Amount	0.00 	0.00

C.	POOL INFORMATION

	Beginning Pool Balance	"728,602,897.94 "	"710,773,798.36 "
	Ending Pool Balance	"710,773,798.36 "	"693,907,594.06 "
	Servicing Fee	"303,584.54 "	"296,155.75 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	5.177500% 	5.280000%
	LIBOR Rate	4.927500% 	5.030000%
	Maximum Rate	8.265893% 	8.250310%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts	84 	123
	   Trust Balances	"2,597,793.00 "	"3,654,439.00 "
	Delinquent 60-89 days
	    No. of Accounts	20 	38
	   Trust Balances	"570,363.00 "	"1,261,738.00 "
	Delinquent 90+ days
	    No. of Accounts	40 	37
	   Trust Balances	"1,417,036.00 "	"1,434,717.00 "
	Delinquent 9+ Months
	    No. of Accounts	0 	0
	   Trust Balances	0 	0
	REO
	    No. of Accounts	0 	0
	   Trust Balances	0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:		5/20/99 	6/21/99

	"IN WITNESS WHEREOF, the undersigned has
              caused this Certificate to be duly executed"
	"this 16th day of June, 1999"


	"       Bank One, NA"
	       as Servicer

	       _______________________________________

	       Tracie Klein
	       Vice President
	Distribution List:

	   Barbara Grosse - First National Bank of Chicago

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated June 30, 1999